Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), we, E. Robert Gates, CEO, and John C. Miller, President & Chief Financial Officer of All State Properties Holdings, Inc., a Nevada corporation (the “Company”), hereby certify, to the best of our knowledge, that:

(1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 24, 2010

/s/ E. Robert Gates	/s/ John C. Miller
E. Robert Gates	John C. Miller
CEO (Principal Executive Officer)	President & Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)